UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2020

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 State Street, 9th Floor		02109
Boston,	MA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On September 19, 2020, the European Society for Medical Oncology ("ESMO") published Pieris Pharmaceuticals, Inc.'s (the "Company") abstract related to its phase 1 dose escalation study of PRS-343, entitled "A Phase 1 Dose Escalation Study of PRS-343, a HER2/4-1BB Bispecific Molecule, in Patients with HER2-positive Malignancies." The abstract is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On September 20, 2020, the Company presented its phase 1 dose escalation study of PRS-343 entitled "A Phase 1 Dose Escalation Study of PRS-343, a HER2/4-1BB Bispecific Molecule, in Patients with HER2-positive Malignancies" at the ESMO Virtual Congress 2020. The presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing. except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1  PRS-343 Dose Escalating Study Abstract, Dated September 19, 2020.
99.2  PRS-343 Dose Escalating Study Presentation, Dated September 20 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: September 21, 2020	/s/ Tom Bures
Tom Bures
Vice President, Finance